                                                                    EXHIBIT 99.7


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------
Beginning of the Month Principal Receivables:                                   $2,942,677,284.07
Beginning of the Month Finance Charge Receivables:                              $  146,451,282.84
Beginning of the Month Discounted Receivables:                                  $            0.00
Beginning of the Month Total Receivables:                                       $3,089,128,566.91

Removed Principal Receivables:                                                  $            0.00
Removed Finance Charge Receivables:                                             $            0.00
Removed Total Receivables:                                                      $            0.00

Additional Principal Receivables:                                               $  565,261,781.64
Additional Finance Charge Receivables:                                          $   29,616,098.84
Additional Total Receivables:                                                   $  594,877,880.48

Discounted Receivables Generated this Period:                                   $            0.00

End of the Month Principal Receivables:                                         $3,512,448,473.12
End of the Month Finance Charge Receivables:                                    $  174,535,982.97
End of the Month Discounted Receivables:                                        $            0.00
End of the Month Total Receivables:                                             $3,686,984,456.09

Special Funding Account Balance                                                 $            0.00
Aggregate Invested Amount (all Master Trust II Series)                          $2,300,000,000.00
End of the Month Transferor Amount                                              $1,212,448,473.12
End of the Month Transferor Percentage                                                     34.52%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:
      30-59 Days Delinquent                                                     $   84,242,185.35
      60-89 Days Delinquent                                                     $   63,849,209.97
      90+ Days Delinquent                                                       $  117,297,473.48

      Total 30+ Days Delinquent                                                 $  265,388,868.80
      Delinquent Percentage                                                                 7.20%

Defaulted Accounts During the Month                                             $   22,193,888.70
Annualized Default Percentage                                                               9.05%

Dec-2000                           1996-A                                 Page 2

Principal Collections                                                           $384,076,566.09
Principal Payment Rate                                                                   13.05%

Total Payment Rate                                                                       14.05%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                                            $369,000,000.00
     Class B Initial Invested Amount                                            $ 38,250,000.00
     Class C Initial Invested Amount                                            $ 42,750,000.00
                                                                                ---------------
INITIAL INVESTED AMOUNT                                                         $450,000,000.00

     Class A Invested Amount                                                    $369,000,000.00
     Class B Invested Amount                                                    $ 38,250,000.00
     Class C Invested Amount                                                    $ 42,750,000.00
                                                                                ---------------
INVESTED AMOUNT                                                                 $450,000,000.00

     Class A Adjusted Invested Amount                                           $369,000,000.00
     Class B Adjusted Invested Amount                                           $ 38,250,000.00
     Class C Adjusted Invested Amount                                           $ 42,750,000.00
                                                                                ---------------
ADJUSTED INVESTED AMOUNT                                                        $450,000,000.00

PREFUNDED AMOUNT                                                                $          0.00

FLOATING ALLOCATION PERCENTAGE                                                           14.24%
PRINCIPAL ALLOCATION PERCENTAGE                                                          14.24%

     Class A Principal Allocation Percentage                                             82.00%
     Class B Principal Allocation Percentage                                              8.50%
     Class C Principal Allocation Percentage                                              9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-A                                                                $ 54,725,060.33

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-A                                                                   $  7,132,371.75

MONTHLY SERVICING FEE                                                           $    562,500.00

INVESTOR DEFAULT AMOUNT                                                         $  3,012,232.44

Dec-2000                           1996-A                                 Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                 82.00%

       Class A Finance Charge Collections                                       $6,309,794.83
       Other Amounts                                                            $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                                   $6,309,794.83

       Class A Monthly Interest                                                 $2,250,080.00
       Class A Servicing Fee                                                    $  461,250.00
       Class A Investor Default Amount                                          $2,470,030.60

TOTAL CLASS A EXCESS SPREAD                                                     $1,128,434.23

REQUIRED AMOUNT                                                                 $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                  8.50%

       Class B Finance Charge Collections                                       $  654,064.12
       Other Amounts                                                            $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                   $  654,064.12

       Class B Monthly Interest                                                 $  240,890.00
       Class B Servicing Fee                                                    $   47,812.50

TOTAL CLASS B EXCESS SPREAD                                                     $  365,361.62
CLASS B INVESTOR DEFAULT AMOUNT                                                 $  256,039.76
CLASS B REQUIRED AMOUNT                                                         $  256,039.76

CLASS C FLOATING ALLOCATION PERCENTAGE                                                  9.50%

Dec-2000                           1996-A                                 Page 4

EXCESS SPREAD
-------------
TOTAL EXCESS SPREAD                                                             $2,171,371.15

        Excess Spread Applied to Class A Required Amount                        $        0.00

        Excess Spread Applied to Class A Investor Charge Offs                   $        0.00

        Excess Spread Applied to Class B Required Amount                        $  256,039.76

        Excess Spread Applied to Reductions of Class B
        Invested Amount                                                         $        0.00

        Excess Spread Applied to Class C Required Amount                        $  579,142.08

        Excess Spread Applied to Reductions of Class C
        Invested Amount                                                         $        0.00

        Excess Spread Applied to Monthly Cash Collateral Fee                    $   93,750.00

        Excess Spread Applied to Cash Collateral Account                        $        0.00

        Excess Spread Applied to Spread Account                                 $  714,717.62

        Excess Spread Applied to Reserve Account

        Excess Spread Applied to other amounts owed to
        Cash Collateral Depositor                                               $        0.00

        Excess Spread Applied to other amounts owed to
        Spread Account Residual Interest Holders                                $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                         $  527,721.69

Dec-2000                           1996-A                                 Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                      $4,348,837.51

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                                   $        0.00

        Excess Finance Charge Collections applied to
        Class A Required Amount                                                 $        0.00

        Excess Finance Charge Collections applied to
        Class A Investor Charge Offs                                            $        0.00

        Excess Finance Charge Collections applied to
        Class B Required Amount                                                 $        0.00

        Excess Finance Charge Collections applied to
        Reductions of Class B Invested Amount                                   $        0.00

        Excess Finance Charge Collections applied to
        Class C Required Amount                                                 $        0.00

        Excess Finance Charge Collections applied to
        Reductions of Class C Invested Amount                                   $        0.00

        Excess Finance Charge Collections applied to
        Monthly Cash Collateral Fee                                             $        0.00

        Excess Finance Charge Collections applied to
        other amounts owed Cash Collateral Depositor                            $        0.00

        Excess Finance Charge Collections applied to
        other amounts owed to Spread Account
        Residual Interest Holders                                               $        0.00

YIELD AND BASE RATE
-------------------

        Base Rate (Current Month)                                                       8.96%
        Base Rate (Prior Month)                                                         8.87%
        Base Rate (Two Months Ago)                                                      8.87%
                                                                                        -----
THREE MONTH AVERAGE BASE RATE                                                           8.90%

        Portfolio Yield (Current Month)                                                12.49%
        Portfolio Yield (Prior Month)                                                  12.43%
        Portfolio Yield (Two Months Ago)                                               13.88%
                                                                                       ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                    12.93%

Dec-2000                           1996-A                                 Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                                     $54,725,060.33

INVESTOR DEFAULT AMOUNT                                                         $ 3,012,232.44

REALLOCATED PRINCIPAL COLLECTIONS
        Allocable to Class C Interests                                          $         0.00
        Allocable to Class B Certficates                                        $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                               $         0.00

CLASS A SCHEDULED ACCUMULATION --
        Controlled Accumulation Amount                                          $         0.00
        Deficit Controlled Accumulation Amount                                  $         0.00
CONTROLLED DEPOSIT AMOUNT                                                       $         0.00

CLASS B SCHEDULED ACCUMULATION --
        Controlled Accumulation Amount                                          $         0.00
        Deficit Controlled Accumulation Amount                                  $         0.00
CONTROLLED DEPOSIT AMOUNT                                                       $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                               $57,737,292.77

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                    $         0.00
CLASS B INVESTOR CHARGE OFFS                                                    $         0.00
CLASS C INVESTOR CHARGE OFFS                                                    $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                         $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                         $         0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                         $         0.00

CASH COLLATERAL ACCOUNT
        Required Cash Collateral Amount                                         $13,500,000.00
        Available Cash Collateral Amount                                        $13,500,000.00

TOTAL DRAW AMOUNT                                                               $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                 $         0.00

                                       First USA Bank, National Association
                                       as Servicer

                                       By:  /s/ Tracie Klein
                                          ---------------------------------
                                            Tracie H. Klein
                                            First Vice President